Exhibit 10.1

FIRST AMENDMENT TO PROMISSORY NOTE

THIS FIRST AMENDMENT TO PROMISSORY NOTE (this "Amendment") is made and entered into as of June 30, 2010 by and between COVENANT GROUP OF CHINA INC., a Nevada corporation (the "Maker"), and SUI GENERIS CAPITAL PARTNERS LLC, a Delaware limited liability company (the "Payee" and, collectively with Maker, the “Parties”).

BACKGROUND

A.          On April 22, 2010, Maker and Payee executed a Promissory Note, whereby Maker promised to repay the principal sum of $120,000 in connection with a Bridge Loan Agreement entered into by the Parties of even date (the "Original Note").

B.           Maker and Payee now desire to amend the Original Note as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Original Note.

2. The last sentence of paragraph 1 of the Original Note reading, “In addition, Payee will receive upon signing of this Note Two-Hundred Thousand (200,000) restricted common stock shares of Maker[,]” is hereby amended to read in its entirety as follows:

“In addition, Payee will receive upon signing of this Note a warrant to purchase up to Fourteen-Thousand Four-Hundred (14,400) shares of restricted common stock of Maker at a Three Dollar ($3.00) strike price, exercisable by Payee within two years of the date of this Note first set forth above.”

3. Except as expressly modified in this Amendment, all of the remaining terms and conditions of the Original Note shall continue in full force and effect and are hereby ratified and confirmed.

[signature page follows]

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the date first written above.

COVENANT GROUP OF CHINA INC.

By:	/s/ Justin D. Csik
Justin D. Csik, CFO and General Counsel

SUI GENERIS CAPITAL PARTNERS LLC

By:	/s/ Robert Benedict
Robert Benedict, Managing Member